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                                                                EXHIBIT 23 (ii)

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report contained in this Form 10-K/A, into the Company's previously filed Registration Statement File No. 33-33177.



                                                             ARTHUR ANDERSEN LLP

Cleveland, Ohio,
September 16, 1996





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